                                                                               .
                                                                               .
                                                                               .

                            MONTHLY OPERATING REPORT
                                   CHAPTER 11

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 2/1/2005 to 2/28/2005

Form Attached   Previously Waived          Required Reports/Documents
-------------   -----------------   -------------------------------------------------
    ( X )          ( )              Comparative Balance Sheet (Form 2-B)

    ( X )          ( )              Profit and Loss Statement (Form 2-C)

    ( X )          ( )              Cash Receipts & Disbursements Statement (Form 2-D)

    ( X )          ( )              Supporting Schedules (Form 2-E)

    ( X )          ( )              Narrative (Form 2-F)

    ( X )          ( )              Copies of Bank Statements and Reconciliations
                                    of Bank Balance to Book Balance for all Accounts

I declare under penalty of perjury that the following Monthly Operating Report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Date:    3/25/2005           By:            /s/ Robert E. Fulton
                                 -----------------------------------------------
                                    (Robert Fulton - Chief Financial Officer)

                           COMPARATIVE BALANCE SHEET

CASE NAMES: Torch Offshore, LLC (05-10138)

                                                                                            UNCONSOLIDATED AND UNAUDITED
                                                                                  -------------------------------------------------
                                                                                       AS OF             AS OF            AS OF
                                                                                     1/7/2005         1/31/2005         2/28/2005
                                                                                  -------------     -------------     -------------
ASSETS
   CURRENT ASSETS:
   Cash                                                                            1,612,526.71      3,502,153.23        143,052.35
   Accounts receivable-
       Trade, Net                                                                  9,896,148.80     10,974,221.06     12,727,427.71
       Other                                                                              52.69             34.33            931.19
   Costs and estimated earnings in excess of billings on uncompleted contracts       452,872.00        742,626.00      1,102,657.00
   Prepaid expenses and other                                                      1,734,176.80      1,466,160.94      1,409,530.38
                                                                                  -------------     -------------     -------------

       Total current assets                                                       13,695,777.00     16,685,195.56     15,383,598.63
                                                                                  =============     =============     =============

   PROPERTY AND EQUIPMENT, at cost                                                63,396,619.21     63,430,399.07     63,435,397.40
     Less: Accumulated Depreciation                                               26,869,627.29     27,209,822.76     27,603,421.09
                                                                                  -------------     -------------     -------------
   NET PROPERTY AND EQUIPMENT                                                     36,526,991.92     36,220,576.31     35,831,976.31
                                                                                  -------------     -------------     -------------

   DEFERRED DRYDOCKING CHARGES                                                     3,145,193.47      3,060,594.06      2,951,319.82

   OTHER ASSETS                                                                               -                 -                 -
                                                                                  -------------     -------------     -------------

       Total assets                                                               53,367,962.39     55,966,365.93     54,166,894.76
                                                                                  =============     =============     =============

LIABILITIES AND STOCKHOLDERS' EQUITY

   POST-PETITION LIABILITIES
     Accounts payable - trade                                                                 -        506,953.19        510,653.07
     Due to Torch Offshore, Inc.                                                              -      1,224,472.67        (41,276.51)
     Accrued expenses                                                                         -        138,370.27        511,835.85
     Other                                                                                    -                 -                 -
                                                                                  -------------     -------------     -------------
   TOTAL POST-PETITION LIABILITIES                                                            -      1,869,796.13        981,212.41
                                                                                  -------------     -------------     -------------

   PRE-PETITION LIABILITIES - SUBJECT TO COMPROMISE
     Accounts payable - trade                                                     14,432,523.08     14,432,523.08     14,432,523.08
     Due to Torch Offshore, Inc.                                                  29,751,565.42     29,751,565.42     29,751,565.42
     Accrued expenses                                                              2,315,496.65      2,314,778.15      2,314,778.15
     Accrued payroll and related taxes                                                        -                 -                 -
     Financed insurance premiums                                                     687,846.01        496,165.34         99,705.10
     Capital lease obligation                                                         56,015.00         56,015.00         31,015.00
     Billings in excess of costs and estimated earnings on unbilled contracts                 -                 -                 -
     Finance Facility                                                                         -                 -                 -
     Long-term debt                                                                6,124,516.23      6,124,516.23      6,124,516.23
     Non-revolving line of credit                                                             -                 -                 -
     Receivable line of credit                                                                -                 -                 -
                                                                                  -------------     -------------     -------------
         Total pre-petition current liabilities                                   53,367,962.39     53,175,563.22     52,754,102.98
                                                                                  -------------     -------------     -------------

   PRE-PETITION LIABILITIES - SUBJECT TO COMPROMISE
     Long-term debt, less current portion                                                     -                 -                 -
     Other long-term liabilities                                                              -                 -                 -
                                                                                  -------------     -------------     -------------
         Total pre-petition long-term liabilities                                             -                 -                 -
                                                                                  -------------     -------------     -------------

         Total liabilities                                                        53,367,962.39     55,045,359.35     53,735,315.39
                                                                                  =============     =============     =============

   STOCKHOLDERS' EQUITY:
     Common stock                                                                             -                 -                 -
     Preferred stock                                                                          -                 -                 -
     Paid-in-capital                                                                          -                 -                 -
     Treasury stock                                                                           -                 -                 -
     Deferred compensation                                                                    -                 -                 -
     Retained earnings
         Through filing date                                                                  -                 -                 -
         Post filing date                                                                     -        921,006.58        431,579.37
                                                                                  -------------     -------------     -------------
         Total stockholders' equity                                                           -        921,006.58        431,579.37
                                                                                  -------------     -------------     -------------

         Total liabilities and stockholders' equity                               53,367,962.39     55,966,365.93     54,166,894.76
                                                                                  =============     =============     =============

                                                                        FORM 2-B

                           PROFIT AND LOSS STATEMENT

CASE NAMES: Torch Offshore, LLC (05-10138)

                                             UNCONSOLIDATED AND UNAUDITED
                                          ----------------------------------
                                             PERIOD OF          PERIOD OF
                                          1/8/05 - 1/31/05  2/1/05 - 2/28/05
                                          ----------------  ----------------
REVENUES                                    3,082,294.00      2,409,149.00

COST OF REVENUES

    Cost of Sales                           1,668,574.90      2,322,672.21

                                            ------------      ------------
GROSS PROFIT (DEFICIT)                      1,413,719.10         86,476.79
                                            ------------      ------------

    Depreciation & Amortization               417,410.00        493,692.00

    General and Administrative Expenses                -                 -

    Other Operating Cost                               -         (4,806.00)
                                            ============      ============

        TOTAL COST OF REVENUES                417,410.00        488,886.00
                                            ============      ============

OPERATING INCOME (LOSS)                       996,309.10       (402,409.21)
                                            ============      ============

OTHER INCOME (EXPENSE)
    Interest expense                          (75,310.52)       (87,026.00)
    Interest income                                 8.00              8.00
                                            ------------      ------------
      Total other income (expense)            (75,302.52)       (87,018.00)
                                            ------------      ------------

INCOME (LOSS) BEFORE INCOME TAXES             921,006.58       (489,427.21)
                                            ============      ============

INCOME TAX EXPENSE                                     -                 -
                                            ============      ============

NET INCOME (LOSS)                             921,006.58       (489,427.21)
                                            ============      ============

                                                                        FORM 2-C

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 2/1/2005 to 2/28/2005

CASH RECONCILIATION

1. Beginning Cash Balance                                                               3,502,153.23

2. Cash Receipts                                             3,928,947.65
                                                             ------------

3. Cash Disbursements                                        7,288,048.53
                                                             ------------

4. Net Cash Flow                                                                       (3,359,100.88)
                                                                                       -------------

5. Ending Cash Balance                                                                    143,052.35
                                                                                       =============

CASH SUMMARY - ENDING BALANCE

      Account Name             Acct. #        Amount      Financial Institution
-------------------------   -------------   -----------   ---------------------
Cash Collateral             41-0507-8431        (27.95)   Regions Bank
Capital Construction Fund   41-0508-1327      6,563.74    Regions Bank
Operating Account           41-0508-1238             -    Regions Bank
Operating Account           41-0514-2105      5,681.87    Regions Bank
EG Bank Account             371-506338-01     7,315.29    SGBGE
Dulac Petty Cash            n/a                 700.00    TOL
Gretna Petty Cash           n/a                 500.00    TOL
Cash Collateral, DIP        41-0520-8807             -    Regions Bank
Accounts Payable, DIP       41-0520-8831             -    Regions Bank
Operation Account, DIP      41-0520-8823    122,319.40    Regions Bank
                                            ----------
                            Total           143,052.35
                                            ==========

                                                                        FORM 2-D

                             QUARTERLY FEE SUMMARY

CASE NAMES: Torch Offshore, LLC (05-10138)

                                  CASH DISBURSEMENTS
                                 ---------------------
                                  Torch Offshore, Inc.
 Payment Date                         (05-10137)                     Check No.      Date
-------------                    ---------------------               ---------      ----
January                                   2,607,103.74
February                                  7,288,048.53
March
                                 ---------------------
Total 1st Quarter                         9,895,152.27
                                 ---------------------

Quarterly Fee Due                            10,000.00
                                 ---------------------

April
May
June
                                 ---------------------
Total 2nd Quarter                                    -
                                 ---------------------

Quarterly Fee Due
                                 ---------------------

July
August
September
                                 ---------------------
Total 3rd Quarter                                    -
                                 ---------------------

Quarterly Fee Due
                                 ---------------------

October
November
December
                                 ---------------------
Total 4th Quarter                                    -
                                 ---------------------

Quarterly Fee Due
                                 ---------------------

                                                                        FORM 2-D

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 2/1/2005 to 2/28/2005

CASH RECEIPTS JOURNAL

   Date                      Payee                            Account                     Amount          Description (Source)
----------         -------------------------          -------------------------        ------------       --------------------
2/3/2005           Southern Scrap Recycling                Cash Collateral                 4,806.17
2/3/2005           Heller,Draper,Hyden....                 Cash Collateral                 5,000.00
2/4/2005           Crosby Tugs                             Cash Collateral                14,700.00
2/7/2005           Mariner Energy                          Cash Collateral                48,668.00
2/14/2005          Remington Oil & Gas                     Cash Collateral               247,242.00
2/28/2005          Regions Bank                       Capital Construction Fund                7.73
2/1/2005           Regions Bank                           Operating Account                1,265.57
2/3/2005           TOL - Cash Collateral                  Operating Account              384,468.00       Intracompany Transfer
2/3/2005           Walter Oil & Gas                       Operating Account              591,055.36
2/11/2005          TOL - Cash Collateral                  Operating Account               73,174.17       Intracompany Transfer
2/14/2005          Harris & Rufty                         Operating Account                   36.45
2/17/2005          TOL - Cash Collateral                  Operating Account              247,242.00       Intracompany Transfer
2/23/2005          TOL - Operation Acct, DIP              Operating Account              147,371.35       Intracompany Transfer
2/3/2005           TOL - Operating Account                Operating Account               27,000.00       Intracompany Transfer
2/7/2005           TOL - Operating Account                Operating Account              271,000.00       Intracompany Transfer
2/11/2005          TOL - Operating Account                Operating Account              360,650.00       Intracompany Transfer
2/15/2005          TOL - Operating Account                Operating Account               15,000.00       Intracompany Transfer
2/23/2005          TOL - Operation Acct, DIP              Operating Account              150,000.00       Intracompany Transfer
2/28/2005          TOL - Operation Acct, DIP              Operating Account              100,000.00       Intracompany Transfer
2/28/2005          TOL - Operation Acct, DIP            Accounts Payable, DIP            139,694.37       Intracompany Transfer
2/22/2005          Regions Bank                        Operation Account, DIP            700,000.00       DIP Drawdown
2/25/2005          Regions Bank                        Operation Account, DIP            400,000.00       DIP Drawdown
2/14/2005          n/a                                    Dulac Petty Cash                   300.00
2/28/2005          n/a                                 Operation Account, DIP                266.48       Houston Petty Cash

                                                                                       ------------
                                                      Total Cash Receipts              3,928,947.65
                                                                                       ============

                                                                        FORM 2-D

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 2/1/2005 to 2/28/2005

CASH DISBURSEMENTS JOURNAL

                Wire/
   Date         Check #                   Payee                               Amount                Description (Source)
----------     --------    -------------------------------------           ------------             --------------------
2/1/2005         n/a       TOL -Operating Account                            384,468.00             Intracompany Transfer
2/11/2005        n/a       TOL -Operating Account                             73,174.17             Intracompany Transfer
2/15/2005        n/a       Yellow Pages                                           27.95
2/17/2005        n/a       TOL -Operating Account                            247,242.00             Intracompany Transfer
2/2/2005         n/a       TOI - Payroll Account                             446,651.93             Intercompany Transfer
2/3/2005         n/a       TOL - Operating Account                            27,000.00             Intracompany Transfer
2/7/2005         n/a       TOL - Operating Account                           271,000.00             Intracompany Transfer
2/7/2005         n/a       Regions Morgan Keegan Retirement Plan              14,359.41
2/7/2005         n/a       IRS                                               184,442.57
2/11/2005        n/a       TOL - Operating Account                           360,650.00             Intracompany Transfer
2/11/2005        n/a       Louisiana Dept. Of Revenue                         13,428.76
2/15/2005        n/a       TOL - Operating Account                            15,000.00             Intracompany Transfer
2/15/2005        n/a       TOI - Employee Benefit Account                    100,000.00             Intercompany Transfer
2/16/2005        n/a       TOI - Payroll Account                             495,021.47             Intercompany Transfer
2/22/2005        n/a       IRS                                               215,369.41
2/9/2005         n/a       Regions Bank                                      307,566.64             Interest Payments
2/9/2005         n/a       Regions Bank                                       74,176.54             Interest Payments
2/9/2005         n/a       Regions Bank                                      102,187.73             Interest Payments
2/9/2005         n/a       Regions Bank                                       27,004.42             Interest Payments
2/8/2005         n/a       Wire Transfer Fees                                    430.00
2/1/2005        61760      Retif Oil & Fuel                                   59,000.00
2/1/2005        61661      Crosby Tugs                                        66,500.00
2/2/2005        61762      Fugro Chance                                       15,248.00
2/2/2005        61763      Retif Oil & Fuel                                   10,779.91
2/2/2005        61664      Crosby Tugs                                        56,000.00
2/3/2005        61765      Quay Marine Associates                             48,065.69
2/7/2005        61766      Cable Shipping                                    348,000.00
2/4/2005        61767      ASCO                                               22,352.00
2/4/2005        61768      USI Southwest Cash Concentration                  357,577.62
2/4/2005        61769      Retif Oil & Fuel                                   56,852.00
2/7/2005        61770      Fugro Chance                                       56,540.00
2/7/2005        61771      Cross Services                                     19,136.49
2/7/2005        61772      Crosby Tugs                                        66,500.00
2/9/2005        61773      Crosby Tugs                                        56,000.00
2/10/2005       61774      ASCO                                                  700.00
2/10/2005       61775      ASCO                                                4,400.60
2/11/2005       61776      ASCO                                                8,000.00
2/14/2005       61777      Fugro Chance                                       56,540.00
2/14/2005       61778      Crosby Tugs                                        66,500.00
2/15/2005       61779      Red Man Pipe & Supply                              41,816.72
2/16/2005       61780      Crosby Tugs                                        56,000.00
2/17/2005       61781      John W. Stone Oil                                  53,657.00
2/17/2005       61782      Kevin Gros Consulting & Marine Serv                 9,200.00
2/18/2005       61783      USI Southwest Cash Concentration                  328,151.76
2/18/2005       61784      Retif Oil & Fuel                                   23,684.00
2/18/2005       61785      ASCO                                                8,000.00
2/3/2005       463920      MG ELECTRONICS & EQUIPMENT CO.                        798.23
2/4/2005       463923      DICK DILL BUSINESS FORMS                              260.37
2/4/2005       463924      DEL RIO                                             2,245.00
2/4/2005       463925      A R T CATERING, INC                                27,427.03
2/4/2005       463926      BAKER LYMAN AND CO., INC                              165.02
2/4/2005       463927      BAY TECH EQUIP. RENTALS, INC.                       9,280.00
2/4/2005       463928      BUD'S BOAT RENTAL, INC                              6,555.00
2/4/2005       463929      CENTRAL GULF TOWING, INC                           16,325.00
2/4/2005       463930      DIVERS SUPPLY, INC                                     76.12
2/4/2005       463931      DREYFUS-CORTNEY, INC                               35,044.75
2/4/2005       463932      EXPLORATION SUPPLIES                                  344.76
2/4/2005       463933      GRAND RENTAL                                        1,822.24
2/4/2005       463934      MAKO TECHNOLOGIES, INC.                               284.25
2/4/2005       463935      NEWSOUTH COMMUNICATIONS                               681.22
2/4/2005       463936      K & S DIESEL                                        4,148.48
2/4/2005       463937      L & H ELECTRIC CO., INC.                              145.00
2/4/2005       463938      RICHARD'S RESTAURANT SUPPLY                           690.00
2/4/2005       463939      SOUTHLAND STEEL & SUPPLY                            7,906.75
2/4/2005       463940      CHANNEL SIDE LEASING                                7,100.00
2/4/2005       463941      WHITNEY AVENUE L.L.C.                              18,913.40
2/4/2005       463942      FUELMAN OF NEW ORLEANS                                251.85
2/4/2005       463943      BELL SOUTH LONG DISTANCE                            1,763.72
2/4/2005       463944      UNITED PARCEL SERVICE                                  16.00
2/4/2005       463945      WASTE MGMT. OF SOUTH LOUISIANA                        386.14
2/4/2005       463946      COMMUNITY COFFEE CO., L.L.C.                          259.92
2/4/2005       463947      UNISHIPPERS                                            80.32
2/4/2005       463948      LEBLANC & ASSOC.                                    1,652.82
2/4/2005       463949      SOUTH LA. ELECTRIC CORP.                              449.96
2/4/2005       463950      SAIA MOTOR FREIGHT INC.                               604.50
2/4/2005       463951      CONSOLIDATED WATERWORKS                               233.70
2/4/2005       463952      TERREBONNE GENERAL MEDICAL                            650.50
2/4/2005       463953      LOWER DULAC LEASING INC.                            2,000.00
2/4/2005       463954      SECON                                                 320.00
2/4/2005       463955      PERRY H. BEEBE & ASSO., INC.                        1,904.00
2/4/2005       463956      CUMMINS MID-SOUTH, INC.                             3,701.57
2/4/2005       463957      DHL EXPRESS (USA), INC.                                68.02
2/4/2005       463958      CURTIS LEMONS                                       1,726.07             Director
2/4/2005       463959      MARINE SPECIALTIES, INC.                              880.00
2/4/2005       463960      REGIS RADIATOR SERVICE                              2,651.19
2/4/2005       463961      ALLIED BEARING AND SUPPLY, INC                      1,258.92
2/4/2005       463962      DOUSSAN                                            11,685.88
2/4/2005       463964      SOUTHWESTERN BELL                                   1,874.06
2/4/2005       463965      SAM BROUSSARD TRUCKING CO.                          3,883.68
2/4/2005       463966      DARCEY'S UPHOLSTERY & GLASS                           330.90
2/4/2005       463967      DIXIE OFFICE PRODUCTS                                 856.03
2/4/2005       463968      SEA-TRAC OFFSHORE SERVICE, INC                      2,437.64
2/4/2005       463969      EMPIRE FUEL & OIL                                     190.00
2/4/2005       463970      KEN WALLACE                                         1,726.07             Director
2/4/2005       463971      PACIFIC GULF WIRE ROPE, INC.                       17,049.24
2/4/2005       463972      AARON OIL COMPANY, INC.                               125.00
2/4/2005       463973      BATON ROUGE INDUSTRIES, INC                           416.67
2/4/2005       463974      CINGULAR WIRELESS                                      65.56
2/4/2005       463975      INTL. OFFSHORE CONST., INC.                         8,750.00
2/4/2005       463976      AIRDYNE                                             3,900.00
2/4/2005       463977      ANDREW L. MICHEL                                    1,564.77             Director

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENTS

                Wire/
   Date         Check #                   Payee                                Amount               Description (Source)
----------     --------    -------------------------------------            ------------            --------------------
2/4/2005       463978      EDWARD HOLLAND                                         414.85            Employee
2/4/2005       463980      DANIEL BABIN                                           334.32            Employee
2/4/2005       463981      BAY TECH INDUSTRIES, INC.                              221.60
2/4/2005       463982      JOSEPH RAEDEKE                                         250.00            Employee
2/4/2005       463983      ASSOCIATED OFFICE SYSTEMS                              342.05
2/4/2005       463984      THRUSTMASTERS OF TEXAS, INC.                        25,000.00
2/4/2005       463985      ENERGY CATERING SERVICES, LLC                          803.40
2/4/2005       463986      RICHARD J SHOPF                                      1,726.07            Director
2/4/2005       463987      RESTECH                                                281.25
2/4/2005       463988      LARRY A. BARRETT                                       141.12            Employee
2/4/2005       463989      WHITCO SUPPLY CO                                     4,886.74
2/4/2005       463990      BAYOU BLACK ELECTRIC, LLC                            3,806.79
2/4/2005       463991      SPELL & SPELL OFFSHORE                               7,843.98
2/4/2005       463992      DIXIE MAT & HARDWOOD                                 1,680.00
2/4/2005       463993      TRI-STAR SUPPLY CO., INC.                              112.00
2/4/2005       463994      DESTREHAN DISCOUNT PHARMACY                            364.19
2/4/2005       463995      DANIEL FOSTER                                          383.96            Employee
2/4/2005       464002      SHANNON HARDWARE CO. LTD.                            1,218.75
2/4/2005       464003      THE COURIER                                          1,713.13
2/4/2005       464004      THE DAILY ADVERTISER                                 2,137.44
2/4/2005       464005      ROBERT E. FULTON                                       106.08            Employee
2/9/2005       464006      POWER DYNAMICS, INC.                                 6,382.40
2/9/2005       464007      RIETH CORPORATION                                      161.10
2/9/2005       464008      ABS AMERICAS                                           176.00
2/10/2005      464009      A R T CATERING, INC                                  9,589.50
2/10/2005      464010      BAY TECH EQUIP. RENTALS,  INC.                       1,587.88
2/10/2005      464011      BOLAND MARINE                                       14,000.00
2/10/2005      464012      NEFF RENTAL                                          1,090.80
2/10/2005      464013      BUD'S BOAT RENTAL, INC                               1,475.00
2/10/2005      464014      CENTRAL GULF TOWING, INC                            84,525.00
2/10/2005      464015      COASTLINE CRANE REPAIR                              19,719.76
2/10/2005      464016      EXPLORATION SUPPLIES                                 1,318.25
2/10/2005      464017      GENERAL MARINE LEASING                               8,610.00
2/10/2005      464018      HEAD & ENGQUIST                                      1,081.25
2/10/2005      464019      HERCULES WIRE & ROPE                                 1,340.00
2/10/2005      464020      MARK TOOL & RUBBER CO.                               2,648.34
2/10/2005      464021      NES EQUIPMENT RENTAL LP                              4,958.13
2/10/2005      464022      MCMASTER CARR SUPPLY CO.                             1,054.65
2/10/2005      464023      RICHARD'S RESTAURANT SUPPLY                            215.00
2/10/2005      464024      SAMSON INDUSTRIAL                                      452.40
2/10/2005      464025      SOUTHLAND STEEL & SUPPLY                             9,057.22
2/10/2005      464026      TECH OIL PRODUCTS                                      314.50
2/10/2005      464027      VACCO MARINE, INC.                                   8,097.00
2/10/2005      464028      BELL SOUTH                                             432.33
2/10/2005      464029      ELTON JOHNO                                            279.84            Employee
2/10/2005      464030      FUELMAN OF NEW ORLEANS                                  52.51
2/10/2005      464031      UNITED PARCEL SERVICE                                   16.00
2/10/2005      464032      WASTE MGMT. OF SOUTH LOUISIANA                       1,171.42
2/10/2005      464033      UNISHIPPERS                                             68.89
2/10/2005      464034      HARVEY JONES VESSEL AGENTS                           1,973.40
2/10/2005      464035      XEROX CORPORATION                                    2,165.28
2/10/2005      464036      CUMMINS MID-SOUTH, INC.                              4,346.38
2/10/2005      464037      DHL EXPRESS (USA), INC.                                174.64
2/10/2005      464038      USI GULF COAST                                       1,000.00
2/10/2005      464039      DOUSSAN                                              4,297.05
2/10/2005      464040      SAM BROUSSARD TRUCKING CO.                           4,189.00
2/10/2005      464041      HOSE SPECIALTY & SUPPLY CO.                          2,072.30
2/10/2005      464042      DIXIE OFFICE PRODUCTS                                  702.72
2/10/2005      464043      CENTRAL GOVERNMENTAL DEPOSITOR                          74.99
2/10/2005      464044      SEA-TRAC OFFSHORE SERVICE, INC                       1,836.95
2/10/2005      464045      SHIPYARD SUPPLY                                     14,156.00
2/10/2005      464046      MAINTECH MAINTENANCE SERVICES,                       3,145.37
2/10/2005      464048      LAWSON AND CO., INC.                                 1,809.21
2/10/2005      464049      ILLINOIS STATE DISBURSEMENT UN                          68.24
2/10/2005      464050      PACIFIC GULF WIRE ROPE, INC.                         2,328.70
2/10/2005      464051      CROSS RENTALS                                        9,350.00
2/10/2005      464052      SAM LIRETTE, SR                                         24.00            Employee
2/10/2005      464053      GARVEY, SMITH,NEHRBASS & DOODY                         500.00
2/10/2005      464054      MISS. DEPT OF HUMAN SERVICES                           279.23
2/10/2005      464055      BAYOU PIPE MANAGEMENT, INC.                            400.00
2/10/2005      464056      INTL. OFFSHORE CONST., INC.                            549.04
2/10/2005      464057      BRADLEY LOWE                                         3,251.00            Employee
2/10/2005      464058      MARSIANIN                                           21,787.50
2/10/2005      464059      DEPT. OF SOCIAL SERVICES                               147.20
2/10/2005      464060      HAROLD J. BARKLEY, JR.                                 391.50
2/10/2005      464061      MARY SCARDINO NASH                                     373.45            Employee
2/10/2005      464062      SUPERIOR LABOR SERVICES, INC                        12,486.00
2/10/2005      464063      THE KNOX COUNTY CLERKS OFFICE                          284.00
2/10/2005      464064      BAY TECH INDUSTRIES, INC.                           10,535.85
2/10/2005      464065      JAMES SINGLETARY                                       550.55            Employee
2/10/2005      464066      MISS. DEPT OF HUMAN SERVICES                            78.46
2/10/2005      464067      VERMONT OFFICE                                         312.50
2/10/2005      464068      ENERGY CATERING SERVICES, LLC                          915.06
2/10/2005      464069      DEPARTMENT OF SOCIAL SERVICES                          125.07
2/10/2005      464070      MiSDU                                                  155.50
2/10/2005      464071      C&D MARINE, LLC                                     46,524.21
2/10/2005      464072      OFFICE OF THE ATTORNEY GENERAL                         138.46
2/10/2005      464073      DEPT. OF SOCIAL SERVICES                               300.00
2/10/2005      464074      DEPT. OF SOCIAL SERVICES                               246.18
2/10/2005      464075      MISS. DEPT. OF HUMAN SERVICES                           48.47
2/10/2005      464076      DEPT OF SOCIAL SERVICES                                 91.36
2/10/2005      464077      DATA MGT. ARCHIVES OF N.O. LLC                         165.32
2/10/2005      464078      TESLA OFFSHORE, LLC                                  1,500.00
2/10/2005      464079      THOM ANDERSON                                        1,318.14            Employee
2/10/2005      464080      WHITCO SUPPLY CO                                     3,028.41
2/10/2005      464081      OCSE CASE#566952933                                    269.54
2/10/2005      464082      BAYOU BLACK ELECTRIC, LLC                              321.97
2/10/2005      464083      MICHAEL WILLIAMS                                        26.00            Employee
2/10/2005      464084      LEE WARREN                                             583.45            Employee
2/10/2005      464085      CHILD SUPPORT ENFORCEMENT                            1,117.52
2/10/2005      464086      BSFS EQUIPMENT LEASING                               2,964.49
2/10/2005      464087      DEPT. OF SOCIAL SERVICES                                82.92
2/10/2005      464088      INTEGRATED SOFTWARE SOLUTIONS                           42.50
2/10/2005      464089      DEPT. OF SOCIAL SERVICES                                74.99
2/10/2005      464090      TEXAS CHILD SUPPORT SDU                                157.85
2/10/2005      464091      DE LAGE LANDEN FINANCIAL SVCS                          667.34

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENTS

                Wire/
   Date         Check #                   Payee                                Amount               Description (Source)
----------     --------    -------------------------------------            ------------            --------------------
2/10/2005      464092      DESTREHAN DISCOUNT PHARMACY                             79.69
2/10/2005      464093      DEPT. OF SOCIAL SERVICES                               919.98
2/11/2005      464094      BAYOU PIPE MANAGEMENT, INC.                          7,480.75
2/14/2005      464095      GALVOTEC ALLOY, INC.                                 5,445.96
2/14/2005      464096      GB&G DIE & GASKET CO.                                  632.00
2/15/2005      464097      DONALD WEBRE                                           372.91            Employee
2/15/2005      464098      LORI VICKERS                                           875.00            Employee
2/15/2005      464099      SAM LIRETTE, SR                                        348.31            Employee
2/15/2005      464100      GARVEY, SMITH,NEHRBASS & DOODY                       2,200.00
2/16/2005      464101      BAYOU PIPE MANAGEMENT, INC.                            335.00
2/16/2005      464102      SATELLITE ENTERTAINMENT CONNEC                         400.70
2/16/2005      464103      A R T CATERING, INC                                 33,455.79
2/16/2005      464104      BAKER LYMAN AND CO., INC                                15.13
2/16/2005      464105      BOQUET MACHINE SERVICE, INC.                         1,650.00
2/16/2005      464106      NEFF RENTAL                                          4,163.22
2/16/2005      464107      CENTRAL GULF TOWING, INC                             9,855.00
2/16/2005      464108      COASTEL COMMUNICATIONS CO.                           4,118.88
2/16/2005      464109      DIVERS SUPPLY, INC                                     618.40
2/16/2005      464110      DRINKWATER PRODUCTS                                  1,004.66
2/16/2005      464111      GRAND RENTAL                                           154.89
2/16/2005      464112      MAKO TECHNOLOGIES, INC.                              2,161.34
2/16/2005      464113      INDUSTRIAL WELDING SUPPLY                            1,344.94
2/16/2005      464114      KENTWOOD SPRING WATER CO.                               47.60
2/16/2005      464115      M/D TOTCO INSTRUMENTATION                            4,800.00
2/16/2005      464116      NES EQUIPMENT RENTAL LP                             25,776.75
2/16/2005      464117      SUBMAR, INC.                                         1,680.00
2/16/2005      464118      BELL SOUTH                                           1,164.15
2/16/2005      464119      AT & T                                                 127.45
2/16/2005      464120      COMMUNITY COFFEE CO., L.L.C.                           207.90
2/16/2005      464121      PURCHASE POWER                                       1,543.51
2/16/2005      464122      SECON                                                  400.00
2/16/2005      464123      DELTA WAVE COMMUNICATIONS, INC                       1,455.30
2/16/2005      464124      DHL EXPRESS (USA), INC.                                 56.69
2/16/2005      464125      PACKARD TRUCK LINES, INC.                              271.82
2/16/2005      464126      CURTIS LEMONS                                        1,583.67            Director
2/16/2005      464127      HOPE SERVICES, INC.                                  1,440.00
2/16/2005      464128      MARINE SERVICE AND SUPPLY                              160.00
2/16/2005      464129      DOUSSAN                                              8,641.18
2/16/2005      464130      BURKENSTOCK, LLOYD                                      54.75            Employee
2/16/2005      464131      PUMP EQUIPMENT, INC.                                 1,510.13
2/16/2005      464132      SAM BROUSSARD TRUCKING CO.                           5,525.93
2/16/2005      464133      DIXIE OFFICE PRODUCTS                                1,001.25
2/16/2005      464134      EMPIRE FUEL & OIL                                    2,866.47
2/16/2005      464135      KEN WALLACE                                          1,583.67            Director
2/16/2005      464136      B & B PUMP & EQUIPMENT RENTALS                       1,620.00
2/16/2005      464137      JIM MERMIS                                           1,094.39            Employee
2/16/2005      464138      PACIFIC GULF WIRE ROPE, INC.                         2,137.02
2/16/2005      464139      INTL. OFFSHORE CONST., INC.                          2,995.00
2/16/2005      464140      ANDREW L. MICHEL                                     1,375.33            Director
2/16/2005      464141      MARSIANIN                                           22,783.00
2/16/2005      464142      AGGREKO                                              2,623.00
2/16/2005      464143      BEARING SERVICE & SUPPLY, INC.                         441.36
2/16/2005      464144      SUPERIOR LABOR SERVICES, INC                        17,840.00
2/16/2005      464145      AT&T                                                   520.42
2/16/2005      464146      METALLURGICAL & MATERIALS                               31.60
2/16/2005      464147      ENERGY CATERING SERVICES, LLC                       48,388.64
2/16/2005      464148      CINGULAR                                               646.75
2/16/2005      464149      RICHARD J SHOPF                                      1,583.67            Director
2/16/2005      464150      CINGULAR                                                44.50
2/16/2005      464151      CINGULAR                                             1,498.72
2/16/2005      464152      A T & T WIRELESS                                        84.42
2/16/2005      464153      VENTURE TRANSPORT LOGISTICS                          3,958.90
2/16/2005      464154      MICHAEL DOHM                                           164.25            Employee
2/16/2005      464155      BAYOU BLACK ELECTRIC, LLC                              544.45
2/16/2005      464156      HOUR MESSENGER                                           8.50
2/17/2005      464157      CONSOLIDATED HEALTH PLANS                           22,076.78
2/17/2005      464158      SAM LIRETTE, SR                                        272.00            Employee
2/17/2005      464159      AMERITAS                                             7,972.78
2/17/2005      464160      PRUDENTIAL                                          15,920.94
2/17/2005      464161      THE DAILY ADVERTISER                                 1,234.00
2/17/2005      464162      THOM ANDERSON                                          500.00            Employee
2/18/2005      464163      THE COURIER                                          1,537.67
2/22/2005         2        MARCH LABORATORY SERVICE                               698.00
2/22/2005         3        GALVOTEC ALLOY, INC.                                 1,512.00
2/22/2005         4        BAYOU PIPE MANAGEMENT, INC.                          2,056.50
2/24/2005         5        THE COURIER                                            296.00
2/24/2005         6        THE DAILY ADVERTISER                                   660.77
2/24/2005         7        BAY TECH EQUIP. RENTALS, INC.                        4,640.00
2/24/2005         8        BUD'S BOAT RENTAL, INC                                 660.00
2/24/2005         9        DIVERS SUPPLY, INC                                     135.95
2/24/2005        10        EXPLORATION SUPPLIES                                   600.35
2/24/2005        11        K & S DIESEL                                           547.94
2/24/2005        12        MORGAN CITY RENTALS                                  3,870.00
2/24/2005        13        VACCO MARINE, INC.                                   2,065.50
2/24/2005        14        MUDBUGS SELF STORAGE                                   156.00
2/24/2005        15        UNITED PARCEL SERVICE                                   32.00
2/24/2005        16        MOBILETEL                                            7,454.62
2/24/2005        17        WASTE MGMT. OF SOUTH LOUISIANA                         332.52
2/24/2005        18        LEBLANC & ASSOC.                                     1,800.33
2/24/2005        19        UWELL DEROUEN                                          382.89            Employee
2/24/2005        20        HARVEY JONES VESSEL AGENTS                           1,772.90
2/24/2005        21        DHL EXPRESS (USA), INC.                                 44.66
2/24/2005        22        PIERCE COMMERCIAL DISTRIBUTOR                          175.87
2/24/2005        23        MATT LOWREY                                          1,044.52            Employee
2/24/2005        24        DOUSSAN                                              6,050.42
2/24/2005        25        PUMP EQUIPMENT, INC.                                 2,817.00
2/24/2005        26        LUGIBIHL, RODNEY                                        69.35            Employee
2/24/2005        27        SAM BROUSSARD TRUCKING CO.                           1,529.28
2/24/2005        28        DIXIE OFFICE PRODUCTS                                  458.00
2/24/2005        29        CENTRAL GOVERNMENTAL DEPOSITOR                         276.93
2/24/2005        30        SEA-TRAC OFFSHORE SERVICE, INC                         108.58
2/24/2005        31        RESPONSIBLE PEST MANAGEMENT                            450.00
2/24/2005        33        ILLINOIS STATE DISBURSEMENT UN                          68.24
2/24/2005        34        PLATINUM PLUS FOR BUSINESS                           4,695.89
2/24/2005        35        EMPIRE FUEL & OIL                                    4,562.42
2/24/2005        36        SAM'S CLUB                                             118.55

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENTS

                Wire/
   Date         Check #                   Payee                             Amount                  Description (Source)
----------     --------    -------------------------------------         ------------               --------------------
2/24/2005        37        F&M MAFCO, INC.                                   3,509.00
2/24/2005        38        PACIFIC GULF WIRE ROPE, INC.                      1,886.68
2/24/2005        39        SAM LIRETTE, SR                                     278.37               Employee
2/24/2005        40        KENTWOOD SPRING WATER                               132.14
2/24/2005        41        TECHWELD                                            825.00
2/24/2005        42        LOUISIANA CEMENT PRODUCTS, INC                    2,595.32
2/24/2005        43        ACADIANA CREW CHANGE SERVICE                        775.00
2/24/2005        44        MISS. DEPT OF HUMAN SERVICES                        191.27
2/24/2005        45        BAYOU PIPE MANAGEMENT, INC.                         657.00
2/24/2005        46        MARSIANIN                                        26,444.00
2/24/2005        47        DEPT. OF SOCIAL SERVICES                            147.20
2/24/2005        48        DEPT. OF SOCIAL SERVICES                             48.28
2/24/2005        49        HAROLD J. BARKLEY, JR.                              391.50
2/24/2005        50        THE DEPOSITORY TRUST COMPANY                         85.00
2/24/2005        51        BEARING SERVICE & SUPPLY, INC.                      463.95
2/24/2005        52        ROBERT E. FULTON                                    801.87               Employee
2/24/2005        53        SUBURBAN EMERGENCY CENTER                         1,114.00
2/24/2005        54        SUPERIOR LABOR SERVICES, INC                     19,005.00
2/24/2005        55        THOMAS ARMSTRONG                                    352.25               Employee
2/24/2005        56        ANGELA D. JOHNSON                                   143.82               Employee
2/24/2005        57        THE KNOX COUNTY CLERKS OFFICE                       284.00
2/24/2005        58        BAY TECH INDUSTRIES, INC.                           899.90
2/24/2005        59        MISS. DEPT OF HUMAN SERVICES                         78.46
2/24/2005        60        GATOR EQUIPMENT RENTALS LLC                         765.00
2/24/2005        61        VERMONT OFFICE                                      312.50
2/24/2005        62        DEPARTMENT OF SOCIAL SERVICES                       125.07
2/24/2005        63        ROBERT JAMIE WISE                                   362.33               Employee
2/24/2005        64        CHILD SUPPORT PAYMENT CENTER                        180.46
2/24/2005        65        MiSDU                                               155.50
2/24/2005        66        C&D MARINE, LLC                                   5,512.50
2/24/2005        67        OFFICE OF THE ATTORNEY GENERAL                      138.46
2/24/2005        68        DEPT. OF SOCIAL SERVICES                            300.00
2/24/2005        69        DEPT. OF SOCIAL SERVICES                            246.18
2/24/2005        70        ERNEST DAVID ALLEN III                              359.90               Employee
2/24/2005        71        MISS. DEPT. OF HUMAN SERVICES                        48.47
2/24/2005        72        DEPT OF SOCIAL SERVICES                              91.36
2/24/2005        73        DEPT. OF SOCIAL SERVICES                             48.28
2/24/2005        74        SEATRONICS, INC                                   4,500.00
2/24/2005        75        WHITCO SUPPLY CO                                  1,859.88
2/24/2005        76        OCSE CASE#566952933                                 269.54
2/24/2005        77        BAYOU BLACK ELECTRIC, LLC                         2,495.23
2/24/2005        78        CHILD SUPPORT ENFORCEMENT                           313.45
2/24/2005        79        DEPT. OF SOCIAL SERVICES                             82.92
2/24/2005        80        BRETT BAROUSSE                                      204.72               Employee
2/24/2005        81        DEPT OF SOCIAL SERVICES                             304.46
2/24/2005        82        FIBERGLASS UNLIMITED, INC                         2,400.00
2/24/2005        83        CHARLES DEROUEN                                     222.29               Employee
2/24/2005        84        DEPT. OF SOCIAL SERVICES                            302.02
2/24/2005        85        TEXAS CHILD SUPPORT SDU                             157.85
2/24/2005        86        DEPT. OF SOCIAL SERVICES                            766.70
2/24/2005        87        DAVID REISS, M.D. APMC                              398.00
2/24/2005        88        ABSG CONSULTING, INC.                             1,599.00
2/25/2005        89        INDUSTRIAL WELDING SUPPLY                         1,919.31
2/28/2005        n/a       TOL -Operating Account                          100,000.00               Intracompany Transfer
2/28/2005        n/a       TOL - Accounts Payable, DIP                     134,694.37               Intracompany Transfer
2/28/2005        n/a       Wire Transfer Fees                                  180.00
2/22/2005       61786      Fugro Chance                                     56,540.00
2/22/2005       61787      Crosby Tugs                                      66,500.00
2/22/2005       61788      Retif Oil & Fuel                                 24,708.75
2/22/2005       61789      C-Port/Stone                                     65,775.00
2/23/2005       61790      Crosby Tugs                                      56,000.00
2/23/2005       61791      Intercompany Funds Transfer                     147,371.35               Intercompany Transfer
2/23/2005       61792      Intercompany Funds Transfer                       5,000.00               Intercompany Transfer
2/23/2005       61793      Intercompany Funds Transfer                     150,000.00               Intercompany Transfer
2/24/2005       61794      Cross Services                                   11,050.00
2/25/2005       61795      Retif Oil & Fuel                                 20,787.00
2/25/2005       61796      ASCO                                             16,300.57
2/28/2005       61797      Fugro Chance                                     56,540.00
2/28/2005       61798      Crosby Tugs                                      66,500.00
2/14/2005        n/a       Houston Petty Cash                                  500.00               Closed Houston Petty Cash

                                                                         ------------
                           Total Cash Disbursements                      7,288,048.53
                                                                         ============

                                                                        FORM 2-D

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 2/1/2005 to 2/28/2005

POST-PETITION ACCOUNTS PAYABLE AGING REPORT

                           Type                                     0-30             31-60          61-90             Over 90
---------------------------------------------------------        ---------         ---------      --------            ---------
Vendor 039 / BOQUET MACHINE SERVICE, INC.                           150.00                 -             -                    -
Vendor 100 / EXPLORATION SUPPLIES                                   107.04                 -             -                    -
Vendor 184 / MARK TOOL & RUBBER CO.                               2,329.13                 -             -                    -
Vendor 225 / RADTKE CONSTRUCTION, INC.                              460.00                 -             -                    -
Vendor 394 / SOUTH LA. ELECTRIC CORP.                             4,152.27                 -             -                    -
Vendor 424 / CONSOLIDATED WATERWORKS                              1,115.54                 -             -                    -
Vendor 480 / WILKENS WEATHER TECHNOLOGIES,                          800.00                 -             -                    -
Vendor 536 / ALLFAX                                                 585.03                 -             -                    -
Vendor 617 / SECON                                                  199.50                 -             -                    -
Vendor 661 / DELTA WAVE COMMUNICATIONS, INC                         326.00                 -             -                    -
Vendor 800 / ARCH PAGING OF HOUMA                                    81.31                 -             -                    -
Vendor 907 / DOUSSAN                                                705.44                 -             -                    -
Vendor 1065 / SAM BROUSSARD TRUCKING CO.                          1,389.75                 -             -                    -
Vendor 1500 / SAM LIRETTE, SR                                       180.37                 -             -                    -
Vendor 1544 / TECHWELD                                            2,120.00                 -             -                    -
Vendor 1569 / GARVEY, SMITH,NEHRBASS & DOODY Type: LEGAL            176.00                 -             -                    -
Vendor 2195 / WEST JEFFERSON BEHAVIORAL MEDI                      1,169.73                 -             -                    -
Vendor 2403 / CITY BLUEPRINT & SUPPLY CO. Type: SERVIC              135.94                 -             -                    -
Vendor 2427 / STRATOS OFFSHORE SERVICE  Type: PHONE                 945.73                 -             -                    -
Vendor 2692 / VENTURE TRANSPORT LOGISTICS  Type: TRUCK              854.60                 -             -                    -
Vendor 2697 / WHITCO SUPPLY CO Type: FLANGE                       1,173.60                 -             -                    -
Vendor 2699 / MICHAEL DOHM Type: EMPLOY                             246.90                 -             -                    -
Vendor 2813 / HOUR MESSENGER Type: POSTAG                            27.00                 -             -                    -
Vendor 2956 / DAVID REISS, M.D. APMC Type: W/C                       82.00                 -             -                    -
Vendor 2958 / NORTH OKALOOSA MED. CTR Type: W/C                   2,517.00                 -             -                    -
Vendor TEMP0053 / PLAQUEMINES PORT AUTHORITY Type: TEMP              50.00                 -             -                    -
Vendor 003 / A R T CATERING, INC Type: CATERI                    31,114.90                 -             -                    -
Vendor 026 / BAKER LYMAN AND CO., INC                                45.00                 -             -                    -
Vendor 028 / BAY TECH EQUIP. RENTALS, INC. Type: RENTAL          10,866.30                 -             -                    -
Vendor 039 / BOQUET MACHINE SERVICE, INC.                            65.00                 -             -                    -
Vendor 045 / NEFF RENTAL                                          1,090.80                 -             -                    -
Vendor 046 / BUD'S BOAT RENTAL, INC                               5,202.50                 -             -                    -
Vendor 062 / COASTLINE CRANE REPAIR                               3,097.43                 -             -                    -
Vendor 083 / DIVERS SUPPLY, INC                                   1,217.80                 -             -                    -
Vendor 087 / DREYFUS-CORTNEY, INC                                 2,165.44                 -             -                    -
Vendor 100 / EXPLORATION SUPPLIES                                 1,653.15                 -             -                    -
Vendor 114 / GENERAL MARINE LEASING                              13,552.00                 -             -                    -
Vendor 115 / GENERAL MILLS                                        1,123.56                 -             -                    -
Vendor 120 / GRAND RENTAL                                         1,982.40                 -             -                    -
Vendor 130 / HEAD & ENGQUIST                                     19,524.68                 -             -                    -
Vendor 133 / HERCULES WIRE & ROPE                                 4,971.00                 -             -                    -
Vendor 136 / HOUMA ARMATURE WORKS & SUPPLY                        1,322.00                 -             -                    -
Vendor 145 / MAKO TECHNOLOGIES, INC.                              5,478.87                 -             -                    -
Vendor 149 / INDUSTRIAL WELDING SUPPLY                            2,325.46                 -             -                    -
Vendor 159 / K & S DIESEL                                         1,027.33                 -             -                    -
Vendor 165 / L & L IRONWORKS, INC.                                  238.00                 -             -                    -
Vendor 178 / MAJOR EQUIPMENT & REMEDIATION                        4,800.00                 -             -                    -
Vendor 186 / NES EQUIPMENT RENTAL LP Type: PUMPS                  3,870.00                 -             -                    -
Vendor 187 / MCMASTER CARR SUPPLY CO.                             1,292.04                 -             -                    -
Vendor 195 / MORGAN CITY RENTALS                                  1,031.63                 -             -                    -
Vendor 218 / POWER DYNAMICS, INC.                                 1,195.37                 -             -                    -
Vendor 227 / RADIO SHACK CORPORATION                                159.98                 -             -                    -
Vendor 236 / RICHARD'S RESTAURANT SUPPLY                            952.14                 -             -                    -
Vendor 240 / ROYAL CHEMICAL CORPORATION                             439.00                 -             -                    -
Vendor 256 / SOUTHLAND STEEL & SUPPLY                             2,075.62                 -             -                    -
Vendor 260 / SUBMAR, INC.                                         5,917.00                 -             -                    -
Vendor 265 / TECH OIL PRODUCTS                                    1,694.50                 -             -                    -
Vendor 273 / UNITECH DIESEL                                          78.24                 -             -                    -
Vendor 379 / LEBLANC & ASSOC.                                       965.80                 -             -                    -
Vendor 416 / HARVEY JONES VESSEL AGENTS                           1,444.70                 -             -                    -
Vendor 661 / DELTA WAVE COMMUNICATIONS, INC                       9,469.31                 -             -                    -
Vendor 754 / M & M BUMPER SERVICE, INC.                             787.12                 -             -                    -
Vendor 898 / MARINE SERVICE AND SUPPLY                              355.20                 -             -                    -
Vendor 903 / ALLIED BEARING AND SUPPLY, INC                       1,847.12                 -             -                    -
Vendor 907 / DOUSSAN                                             14,907.37                 -             -                    -
Vendor 909 / INDUSTRIAL AND MARINE EQUIPMEN                       1,207.92                 -             -                    -
Vendor 950 / C.E.D., INC                                            669.10                 -             -                    -

                                                                        FORM 2-E

                              SUPPORTING SCHEDULES

                          Type                                     0-30              31-60          61-90              Over 90
---------------------------------------------------------       ----------         ---------      --------            ---------
Vendor 968 / PUMP EQUIPMENT, INC.                                 1,430.31                 -             -                    -
Vendor 1065 / SAM BROUSSARD TRUCKING CO.                          6,601.53                 -             -                    -
Vendor 1096 / ZEE SERVICE CO.                                        90.00                 -             -                    -
Vendor 1101 / HOSE SPECIALTY & SUPPLY CO.                           515.00                 -             -                    -
Vendor 1107 / DIXIE OFFICE PRODUCTS                               1,139.40                 -             -                    -
Vendor 1117 / SEA-TRAC OFFSHORE SERVICE, INC                      1,018.40                 -             -                    -
Vendor 1123 / SOUTHERN ELECTRONICS SUPPLY                           115.00                 -             -                    -
Vendor 1152 / SHIPYARD SUPPLY                                       778.50                 -             -                    -
Vendor 1245 / LAWSON AND CO., INC.                                4,259.80                 -             -                    -
Vendor 1262 / LLOYD'S REGISTER OF SHIPPING                        9,534.92                 -             -                    -
Vendor 1364 / B & B PUMP & EQUIPMENT RENTALS                        102.43                 -             -                    -
Vendor 1423 / F&M MAFCO, INC.                                     1,004.00                 -             -                    -
Vendor 1431 / PACIFIC GULF WIRE ROPE, INC.                       57,758.80                 -             -                    -
Vendor 1589 / LOUISIANA CEMENT PRODUCTS, INC                      2,595.32                 -             -                    -
Vendor 1797 / INTL. OFFSHORE CONST., INC.                           549.04                 -             -                    -
Vendor 1826 / AIRDYNE                                             9,803.20                 -             -                    -
Vendor 1835 / MARSIANIN Type: LABOR                              63,104.50                 -             -                    -
Vendor 2034 / BEARING SERVICE & SUPPLY, INC. Type: BEARIN           294.24                 -             -                    -
Vendor 2077 / SUPERIOR LABOR SERVICES, INC  Type: LABOR          33,251.00                 -             -                    -
Vendor 2242 / WOMACK MACHINE SUPPLY Type: HYDOR                     870.89                 -             -                    -
Vendor 2253 / BAY TECH INDUSTRIES, INC.                           4,591.84                 -             -                    -
Vendor 2347 / LYTAL MARINE OPERATORS, INC. Type: CHARTE          26,650.00                 -             -                    -
Vendor 2411 / ENERGY CATERING SERVICES, LLC Type: CATERI         50,556.21                 -             -                    -
Vendor 2603 / SEATRONICS, INC Type: RENTAL                        1,800.00                 -             -                    -
Vendor 2622 / TESLA OFFSHORE, LLC Type: SURVEY                   21,925.00                 -             -                    -
Vendor 2692 / VENTURE TRANSPORT LOGISTICS Type: TRUCK             1,974.87                 -             -                    -
Vendor 2697 / WHITCO SUPPLY CO Type: FLANGE                      14,491.14                 -             -                    -
Vendor 2726 / BAYOU BLACK ELECTRIC, LLC Type: ELECT               2,623.16                 -             -                    -
Vendor 2825 / FIBERGLASS UNLIMITED, INC                           2,800.00                 -             -                    -
Vendor 2945 / BAYS COMPANY, INC. Type: STARTE                     1,055.00                 -             -                    -
Vendor 2946 / TRI-STAR SUPPLY CO., INC. Type: SUPPLY              1,450.11                 -             -                    -
Vendor 2957 / DIRECTV Type: SATELL                                  483.99                 -             -                    -
Vendor 2959 / DISH NETWORK                                          132.81                 -             -                    -

                                                                ----------                --            --                   --
                                                                510,653.07                 -             -                    -
                                                                ==========                ==            ==                   ==

                                                                        FORM 2-E

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 2/1/2005 to 2/28/2005

ACCOUNTS RECEIVABLE AGING REPORT


           Account Name               0-30           31-60        61-90        Over 90
-------------------------------  --------------  ------------  -----------  ------------
DMT                                          -              -            -    204,510.03
EXXON MOBIL                          74,480.39              -            -             -
WILLIAM G. HELLIS                   336,645.15     336,220.00   373,870.00             -
HUNT                                         -     541,257.00            -             -
KERR McGEE                          615,650.00              -            -             -
MARATHON                          1,217,305.69   3,368,479.62   440,755.14             -
MEXSUB                                       -              -            -    771,650.00
OCEAN/BLUE                                   -              -            -    715,213.19
PALACE OPERATING COMPANY            502,225.00   1,153,237.00            -             -
REMINGTON OIL & GAS               1,182,285.00              -            -             -
SPINNAKER EXPLORATION               512,520.00     394,785.00            -             -
TAYLOR                            1,110,823.50              -            -             -
WESTPORT                             91,489.00              -            -             -
Allowance for Doubtful Accounts  (1,215,973.00)             -            -             -
                                 -------------   ------------   ----------  ------------
Total Receivables at 2/28/05      4,427,450.73   5,793,978.62   814,625.14  1,691,373.22
                                 =============   ============   ==========  ============

                                                                        FORM 2-E

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 2/1/2005 to 2/28/2005

INSURANCE SCHEDULE

         Type                               Carrier/Agent                        Coverage ($)  Date of Expiration  Premium Paid
----------------------  ------------------------------------------------------  -------------  ------------------  ------------
Worker's Compensation   LA Workers Comp Corp                                    $   1,000,000             1/26/06

General Liability       Steadfast Ins. Co.                                      $   2,000,000             8/14/05

Property (Fire, Theft)  LA Insurance Underwriter Association                    $     146,000             7/13/05

Vehicle                 American Guarantee and Liability                        $   1,000,000             8/14/05

Excess                  XL Specialty Fireman's Fund Navigators                  $  14,000,000             6/30/05

Primary Hull            XL Specialty                                                  Various             6/30/05

Excess Hull             GCM Underwriting Pool                                         Various             6/30/05

Protection & Indemnity  American Steamship Owners Mutual P&I Association, Inc.  $   2,000,000             5/21/05

Pollution Liability     Water Quality Insurance Syndicate                       $   5,000,000             4/10/05

Equipment Floater       Commonwealth Insurance Co. of America                   $   9,493,579             4/10/05

                                                                        FORM 2-E

Case Name: Torch Offshore, L.L.C.        Case Number: 05-10137

                               NARRATIVE STATEMENT

                For Period February 1, 2005 to February 28, 2005

Please provide a brief description of the significant business and legal action by the debtor, its creditors or the court during the reporting period. Comments should include any change in bank accounts, explanation of extraordinary expenses and purposes of any new post-petition financing. Comments should also include debtor's efforts during the month to rehabilitate the business and to develop a plan.

Torch Offshore, L.L.C. (the "Company") is working on a strategy for its plan of reorganization.